PICTET FUNDS
                           (the "Trust")

                Supplement dated September 10, 2003
                                to
                  Prospectus dated April 30, 2003
          (As previously supplemented on September 5, 2003)
                               and
       Statement of Additional Information dated April 30, 2003
          (As previously supplemented on September 5, 2003)


     THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

              Pictet International Equity Fund

                            and

                 Pictet Global Water Fund

     On September 4, 2003, the Trustees voted to liquidate the International Equity Fund and Global Water Fund. Accordingly, as of September 8, 2003, shares of International Equity Fund and Global Water Fund will no longer be offered, other than through dividend reinvestment.

     In connection with winding up its affairs and liquidating all the assets of International Equity Fund and Global Water Fund, these funds may depart from their stated investment policies and invest a substantial portion of their total assets in U.S. Government securities and other short-term debt instruments.

     It is expected that the liquidation will be completed on or about November 1, 2003.




              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
             WITH THE PROSPECTUS FOR FUTURE REFERENCE.